                                                                  EXHIBIT 10.16
===============================================================================




                     CS FIRST BOSTON MORTGAGE CAPITAL CORP.

                                                        Purchaser

                                      and

                     T.A.R. PREFERRED MORTGAGE CORPORATION

                                                        Company

                                      and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                                                        Custodian

                                      and



                           ADVANTA MORTGAGE CORP. USA

                                                        Servicer

                          ____________________________

                              CUSTODIAL AGREEMENT

                              As of August 1, 1996
                          ____________________________

         Conventional Fixed Rate Residential Second Lien Mortgage Loans

================================================================================

                               TABLE OF CONTENTS

                                                               Page
                                                               ----
Section 1.       Definitions.................................    1
Section 2.       Delivery of Custodial Files.................    3
Section 3.       Trust Receipt of the Custodian..............    5
Section 4.       Obligations of the Custodian................    5
Section 5.       Final Certification.........................    6
Section 6.       Future Defects..............................    6
Section 7.       Release for Servicing.......................    6
Section 8.       Limitation on Release.......................    7
Section 9.       Release for Payment.........................    7
Section 10.      Fees of Custodian...........................    7
Section 11.      Removal of Custodian........................    7
Section 12.      Transfer of Custodial Files Upon Termination    8
Section 13.      Examination of Custodial Files..............    9
Section 14.      Insurance of Custodian......................    9
Section 15.      Counterparts................................    9
Section 16.      Periodic Statements.........................    9
Section 17.      Governing Law...............................    9
Section 18.      Copies of Mortgage Documents................   10
Section 19.      No Adverse Interest of Custodian............   10
Section 20.      Termination of Custodian....................   10
Section 21.      Term of Agreement...........................   10
Section 22.      Notices.....................................   10



Section 23.      Successors and Assigns......................   11
Section 24.      Indemnification of Custodian................   11
Section 25.      Indemnification of Purchaser................   11
Section 26.      Reliance of Custodian.......................   12
Section 27.      Transmission of Custodial Files.............   12
Section 28.      Authorized Representatives..................   13
Section 29.      Reproduction of Documents...................   13
Section 30.      Amendment...................................   13
Section 31.      Reserve Fund................................   14

                                    EXHIBITS
                                    --------

EXHIBIT 1      FORM OF TRUST RECEIPT

EXHIBIT 2      FORM OF FINAL CERTIFICATION

EXHIBIT 3      FORM OF REQUEST FOR RELEASE OF
               DOCUMENTS AND RECEIPT

EXHIBIT 4      AUTHORIZED REPRESENTATIVES OF COMPANY

EXHIBIT 5      AUTHORIZED REPRESENTATIVES OF PURCHASER

EXHIBIT 6      AUTHORIZED REPRESENTATIVES OF CUSTODIAN

EXHIBIT 7      FORM OF NOTICE OF SALE

EXHIBIT 8      FORM OF OPINION OF COUNSEL OF THE CUSTODIAN

EXHIBIT 9      MORTGAGE LOAN SCHEDULE

EXHIBIT 10     FORM OF LOST NOTE AFFIDAVIT

EXHIBIT 11     AUTHORIZED REPRESENTATIVES OF SERVICER

EXHIBIT 12     CONFIRMATION OF RECEIPT OF RESERVE FUNDS

          THIS CUSTODIAL AGREEMENT, dated as of August 1, 1996, by and among CS First Boston Mortgage Capital Corp., having an address at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055 (the "Purchaser"), T.A.R. Preferred
                                                 ---------
Mortgage Corporation, having an address at 19782 MacArthur Boulevard, Suite 250, Irvine, California 92715 (the "Company"), Advanta Mortgage Corp. USA having an
                               -------
address at 16875 West Bernardo Drive, San Diego, California 92127 (the "Servicer") and Bankers Trust Company of California, N.A., having an address at
 --------
3 Park Plaza, 16th Floor, Irvine, California  92714 (the "Custodian");
                                                          ---------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Purchaser has agreed to purchase, from time to time, from the Company and the Company has heretofore agreed to sell, from time to time, to the Purchaser certain mortgage loans (each a "Mortgage Loan") on a servicing released basis pursuant to a Mortgage Loan Purchase Agreement, by and between the Purchaser and the Company (the "Purchase Agreement"), a Seller's Warranties Agreement, by and between the Purchaser and Company, and a Loan Servicing Agreement, by and among the Purchaser, the Company and the Servicer (the "Servicing Agreement"), each dated as of the date hereof;

          WHEREAS, as determined by the Purchaser, the Company, the Purchaser or one or more designees of the Purchaser will retain record title to the Mortgage Loans; and

          WHEREAS, the Custodian is a national banking association chartered under the laws of the United States of America and regulated by the Comptroller of the Currency and is otherwise authorized to act as Custodian pursuant to this Agreement. The Purchaser desires to have the Custodian take possession of the Mortgages and Mortgage Notes, along with certain other documents specified herein, as the Custodian of the Purchaser and any future purchaser, in accordance with the terms and conditions hereof.

          NOW THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

          Section 1.  Definitions.
                      -----------

          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Servicing Agreement.

          Agreement:  This Custodial Agreement and all amendments and
          ---------
attachments hereto and supplements hereof.

          Assignment of Mortgage:  An assignment of the Mortgage, notice of
          ----------------------
transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

          Closing Date:  The dates or dates on which the Purchaser, from time to
          ------------
time, shall purchase and the Company, from time to time, shall sell the Mortgage Loans listed on the related Mortgage Schedule with respect to the related Closing Date. The Closing Date for such Mortgage Loans shall be as respectively set forth on the Mortgage Loan Schedule or such other date or dates as are mutually agreed upon by the parties.

          Company:  T.A.R. Preferred Mortgage Corporation, or its successor in
          -------
interest or assigns.

          Confirmation of Receipt of Reserve Funds:  The confirmation of receipt
          ----------------------------------------
of the Reserve Fund amount delivered by the Custodian to the Purchaser, in the form of Exhibit 12 hereto.

          Custodian:  Bankers Trust Company of California, N.A., or its
          ---------
successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

          Custodial File:  As to each Mortgage Loan, any mortgage loan documents
          --------------
which are delivered to the Custodian or which at any time come into the possession of the Custodian.

          Final Certification:  A final certification as to each Mortgage Loan,
          -------------------
which Final Certification is delivered to the Purchaser by the Custodian in the form annexed hereto as Exhibit 2.
                       ---------

          Mortgage:  The mortgage, deed of trust or other instrument securing a
          --------
Mortgage Note, which creates a second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

          Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as
          ----------------------
Exhibit A, such schedule setting forth the following information with respect to
---------
each Mortgage Loan: (1) the Company's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the state and the zip code; (4) a code indicating whether the Mortgaged Property is owner occupied; (5) the number and type of residential units constituting the Mortgaged Property; (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the Due Date for the first payment on the Mortgage Loan; (10) the stated maturity date; (11) the amount of the Monthly Payment as of the date of origination; (12) the last Due Date for which a Monthly Payment was actually applied to the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date, whether or not collected; (15) the Mortgage Interest Rate minus the Servicing Fee as of the Cut-off Date; (16) a code indicating the purpose of the Mortgage Loan; (17) the Mortgagor's debt to income ratio; (18) the Mortgagor's credit score; and (19) the outstanding principal balance of the First Lien. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

          Mortgage Note:  The note or other evidence of the indebtedness of a
          -------------
Mortgagor secured by a Mortgage.

          Mortgaged Property:  The real property securing repayment of the debt
          ------------------
evidenced by a Mortgage Note.

          Opinion of Counsel:  An opinion of counsel to the Custodian, in the
          ------------------
form of Exhibit 8 hereto, to be delivered to the Purchaser upon execution of
        ---------
this Agreement.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          Purchaser:  CS First Boston Mortgage Capital Corp., or its successor
          ---------
in interest or assigns, or any successor to the Purchaser under the Servicing Agreement as therein provided.

          Qualified Insurer:  An insurance company duly qualified as such under
          -----------------
the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by FNMA or FHLMC, and whose claims-paying ability is rated in one of the two highest rating categories by a Rating Agency with respect to primary mortgage insurance and in one of the two highest rating categories by A.M. Best Co., Inc. with respect to hazard and flood insurance.

          Servicer:  Advanta Mortgage Corp. USA, any affiliate, or its successor
          --------
in interest or assigns.

          Trust Receipt:  A trust receipt as to each delivery of Mortgage Loans,
          -------------
which Trust Receipt is delivered to the Purchaser by the Custodian in the form annexed hereto as Exhibit 1.
                  ---------

          Section 2.  Delivery of Custodial Files.
                      ---------------------------

          The Company shall cause to be delivered and released to the Custodian at least two (2) Business Days prior to each Closing Date the following original documents pertaining to each of the related Mortgage Loans identified in the related Mortgage Loan Schedule annexed hereto as Exhibit 9 as amended on each
                                                 ---------
Closing Date (such information shall also be delivered to the Custodian on computer readable magnetic tape or disk):

          (a) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "[Company], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form:
"[Company], formerly known as [previous name]");

          (b) The original of any guarantee executed in connection with the Mortgage Note (if any);

          (c) The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage;

          (d) The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon;

          (e) The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording in blank. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "[Company], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "[Company], formerly known as [previous name];"

          (f) Originals of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

          (g) The original limited liability lender's title insurance policy;

          (h) Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage; and

          (i) Copies of all mortgage loan documents for the First Lien mortgage loan.

          From time to time, the Company shall forward to the Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the Company, in accordance with the terms of the Servicing Agreement. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File".
                --------------

          The Company shall promptly, upon request or direction by Purchaser, submit for recording, in the appropriate public office for real property records, each assignment referred to in Section 2(e) and (f) above.

          Section 3.  Trust Receipt of the Custodian; Confirmation of Receipt of
                      ----------------------------------------------------------
                      Reserve Fund.
                      ------------

          On the related Closing Date, the Custodian shall deliver to the Purchaser a Trust Receipt certifying receipt of a Mortgage Note and Assignment of Mortgage for each Mortgage Loan on the related Mortgage Loan Schedule. The Custodian makes no representations as to and shall not be responsible to verify
(i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any Mortgage Note or Assignment of Mortgage or any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the accuracy of the aggregate outstanding principal balance of the Mortgage Loans which will be provided by the Purchaser.

          On the Business Day following the related Closing Date, the Custodian shall deliver to the Purchaser a Confirmation of Receipt of Reserve Funds

          Section 4.  Obligations of the Custodian.
                      ----------------------------

          With respect to the Mortgage Note, the Mortgage and the Assignment of Mortgage and other documents constituting each Custodial File which is delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the Custodian for the Purchaser exclusively. The Custodian shall hold all mortgage documents received by it constituting the Custodial File for the exclusive use and benefit of the Purchaser, and shall make disposition thereof only in accordance with the Agreement and the instructions furnished by the Purchaser. The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting each Custodial File in secure and fireproof facilities in accordance with customary standards for such custody.

          Section 5.  Final Certification.
                      -------------------

          Within 30 days after each Closing Date, the Custodian shall ascertain that all documents referred to in paragraphs (a), (c), (e), (f) and (g) of
Section 2, and to the extent provided in the Custodial Files (b), (d), and (h) of Section 2 are in its possession, and shall deliver to the Purchaser a Final Certification to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such exception report as not covered by such certification): (i) all documents referred to in paragraphs (a), (c), (e),
(f) and (g) of Section 2, and to the extent provided in the Custodial Files (b),
(d), and (h) of Section 2 are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in items (1), (2), (3), (10), (11), and (13) of the definition of Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in Section 2 of this Agreement. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability, or genuineness of any document in any Custodial File or any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether a binder or title insurance policy is required to be delivered pursuant to Section 2(g).

          Section 6.  Future Defects.
                      --------------

          During the term of this Agreement, if the Custodian discovers any defect with respect to the Custodial File, the Custodian shall give written specification of such defect to the Company, the Servicer and the Purchaser.

          Section 7.  Release for Servicing.
                      ---------------------

          From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian shall, upon written receipt from the Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit 3, release to the Servicer the related Custodial File or the
          ---------
documents set forth in such request and receipt.  All
documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Purchaser in accordance with the terms of the Servicing Agreement. The Servicer shall return to the Custodian the Custodial File or other such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Custodian in the form annexed hereto as Exhibit 3, a copy of the Servicer's
                                        ---------
request and receipt submitted pursuant to the first sentence of this Section 7 shall be released by the Custodian to the Servicer.

          Section 8.  Limitation on Release.
                      ---------------------

          The foregoing provision respecting release to the Servicer of the Custodial Files and documents by the Custodian upon request by the Servicer shall be operative only to the extent that at any time the Servicer shall not request and the Custodian shall not release to the Servicer Custodial Files or documents (including those requested) pertaining to more than 15 Mortgage Loans at the time being serviced by the Servicer under the Servicing Agreement. Any additional Custodial Files or documents requested to be released by the Servicer may be released only upon written authorization of the Purchaser. The limitations of this paragraph shall not apply to the release of Custodial Files to the Servicer under Section 9 below.

          Section 9.  Release for Payment.
                      -------------------

          Upon the repurchase or rejection of any Mortgage Loan pursuant to the Seller's Warranties Agreement, or upon the payment in full of any Mortgage Loan, and upon receipt by the Custodian of the Servicer's request for release of documents and receipt in the form annexed hereto as Exhibit 3 (which
                                                    ---------
certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Custodial Account if provided in the Servicing Agreement), the Custodian shall promptly release the related Custodial File to the Servicer.

          Section 10.  Fees of Custodian.
                       -----------------

          The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Company, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Company.

          Section 11.  Removal of Custodian.
                       --------------------

          The Purchaser, with or without cause, may (i) require the Custodian to complete the endorsements on the Mortgage Notes and to complete the Assignments of Mortgage, and/or (ii) upon at least 30 days' notice remove and discharge the Custodian from the performance of its duties under this Agreement by written notice from the Purchaser to the Custodian, with a copy to the Company and the Servicer. Having given notice of such removal, the Purchaser promptly shall appoint a successor Custodian to act on behalf of the

Purchaser by written instrument, one original counterpart of which instrument shall be delivered to the Purchaser, with a copy to the Company and the Servicer and an original to the successor Custodian. In the event of any such removal, the Purchaser shall deliver all Trust Receipts and Final Certifications to the Custodian which were not previously delivered to the Custodian, and the Custodian shall promptly transfer to the successor Custodian, as directed by the Purchaser, all Custodial Files being administered under this Agreement, and the Purchaser shall prepare or cause to be prepared, at the expense of the Purchaser, the necessary assignment documents and the Custodian shall complete and execute such assignments and endorse the Mortgage Notes to the successor Custodian if the endorsements on the Mortgage Notes and the Assignments of Mortgages have been completed in the name of the Custodian as directed by the Purchaser. In the event that the Purchaser terminates the Custodian without cause, then the Purchaser shall bear the out-of-pocket costs incurred as a result of the transfer and delivery of the Custodial Files to a successor custodian. In all other instances, the Company shall bear such costs.

          Section 12.  Transfer of Custodial Files Upon Termination.
                       --------------------------------------------

          Upon receipt by the Custodian of written notice from the Purchaser, at the cost and expense of the Purchaser, the Custodian shall release to such persons as the Purchaser shall designate the Custodial Files relating to such Mortgage Loans as the Purchaser shall request, and shall assign the Mortgages and endorse the Mortgage Notes as the Purchaser shall request.

          In the event the Purchaser sells all or a portion of the Mortgage Loans to a purchaser (the "Transferee"), the Purchaser shall give the Custodian
                           ----------
one (1) Business Day notice prior to the sale of any or all of the Mortgage Loans (the "Sold Mortgage Loans"). Such notice of sale (the "Notice of Sale")
            -------------------                               --------------
shall be in the form attached hereto as Exhibit 7 and a Mortgage Loan Schedule
                                        ---------
with respect to the Mortgage Loans being sold shall also be delivered to the Custodian on a computer readable magnetic disk. If requested by the Purchaser, and upon receipt of the original or a facsimile copy of the Trust Receipt and a Final Certification (if a Final Certification has previously been issued) which has been clearly marked "CANCELLED" and signed by an authorized officer of the Purchaser (and in the case of a facsimile, the original cancelled Trust Receipt and a Final Certification (if a Final Certification has previously been issued shall be sent to the Custodian via overnight delivery), the Custodian shall deliver to the Purchaser a certification in the form of the Trust Receipt and a certification in the form of a Final Certification (if a Final Certification has previously been issued) with respect to the remaining Mortgage Loans governed hereunder.

          The Custodian shall hold the related Mortgage Loan Documents of the Sold Mortgage Loans, for the benefit of the Transferee until the Purchaser or the Transferee gives the Custodian written instructions for the delivery (at the cost and expense of such Transferee) of the related Mortgage Loan Documents to the Transferee or a designee of the Transferee. If requested by the Purchaser, with respect to the Sold Mortgage Loans, the Custodian shall deliver to the Transferee an original copy of a Trust Receipt and if a Final Certification has been issued with respect to the Sold Mortgage Loans, a Final Certification for the benefit of the Transferee for the period of time the Custodian holds the Sold Mortgage Loans for the Transferee. Simultaneously with the delivery of the related Mortgage Loan Documents to the Transferee or a designee of the Transferee, the Trust Receipt and Final Certification, if any, issued to the Transferee shall be deemed canceled and the Sold Mortgage Loans and related Mortgage Loan Documents will no longer be subject to this Agreement. Such cancelled Trust Receipt and Final Certification, if any, issued to such Transferee shall be returned to the Custodian for proper disposition.

          Section 13.  Examination of Custodial Files.
                       ------------------------------

          Upon reasonable prior notice to the Custodian but not less than two
(2) Business Days' notice, the Purchaser and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

          Section 14.  Insurance of Custodian.
                       ----------------------

          At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as Custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by FNMA in the FNMA Mortgage-Backed Securities Selling and Servicing Guide or by FHLMC in the FHLMC Seller's & Servicer's Guide, and as required by FHA Regulations or VA Regulations. A certificate of the respective insurer as to each such policy, shall be furnished to the Purchaser, upon request, containing the statement of the insurer evidencing that such insurance is in full force and effect.

          Section 15.  Counterparts.
                       ------------

          For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

          Section 16.  Periodic Statements.
                       -------------------

          Upon the request of the Purchaser, the Custodian shall provide to the Purchaser a list of all the Mortgage Loans for which the Custodian holds a Custodial File pursuant to this Agreement. Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off or repurchased since the date of this Agreement.

          SECTION 17.  GOVERNING LAW.
                       -------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 18.  Copies of Mortgage Documents.
                       ----------------------------

          Upon the request of the Purchaser and at the cost and expense of the Purchaser, the Custodian shall provide the Purchaser with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents relating to one or more of the Mortgage Loans.

          Section 19.  No Adverse Interest of Custodian.
                       --------------------------------

          By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

          Section 20.  Termination of Custodian.
                       ------------------------

          The Custodian may terminate its obligations under this Agreement upon at least 45 days' notice to the Company, the Servicer and the Purchaser. In the event of such termination, the Purchaser shall appoint a successor Custodian which successor Custodian shall deliver all previously issued Trust Receipts and Final Certifications to the predecessor Custodian which were not previously delivered to the predecessor Custodian. The payment of such successor Custodian's fees and expenses shall be solely the responsibility of the Company. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodial Files being administered under this Agreement, and shall assign the Mortgages and endorse the Mortgage Notes to the successor Custodian, if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, or as otherwise directed by the Purchaser.

          Section 21.  Term of Agreement.
                       -----------------

          Unless terminated pursuant to Section 11 or Section 20 hereof, this Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Purchaser under the Servicing Agreement. In such event all documents remaining in the Custodial Files shall be released in accordance with the written instructions of the Purchaser upon delivery by the Purchaser of the related Trust Receipts and Final Certifications which were not previously delivered to the Custodian.

          Section 22.  Notices.
                       -------

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt). The Custodian's corporate trust office is located at the following address: 3 Park Plaza, 16th Floor, Irvine, California 92714, and the Custodian shall notify the Purchaser, the Company and the Servicer if such address should change.

          Section 23.  Successors and Assigns.
                       ----------------------

          This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.

          Section 24.  Indemnification of Custodian.
                       ----------------------------

          Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

          The Company agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian (a) because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees or (b) pursuant to the Custodian's indemnification obligation under Section 25 hereof. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement and the resignation or removal of the Custodian.

          Section 25.  Indemnification of the Purchaser.
                       --------------------------------

          In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within two (2) Business Days after required or requested by the Purchaser (a "Custodial Delivery Failure"), and provided, that (i) Custodian previously delivered to the Purchaser a Trust Receipt with respect to such document; (ii) such document is not outstanding pursuant to a request for release of documents and receipt in the form annexed hereto as Exhibit 3; and (iii) such document was assigned or sold to the
          ---------
Purchaser, then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to such Purchaser upon request, a Lost Note Affidavit in the form of Exhibit 10 annexed hereto and (b) with respect to any missing
            ----------
document related to such Mortgage Loan including but not limited to, a missing Mortgage Note, (1) indemnify the Purchaser in accordance with the succeeding paragraph of this Section 25 and, (2) at the Purchaser's option, at any time the long term obligations of the Custodian are rated below the second highest rating category of Moody's Investors Service or Standard and Poor's Ratings Group, obtain and maintain an insurance bond in the name of the Purchaser, and its successors in interest and assigns, insuring against any losses associated with the loss of such document, in an amount equal to the then outstanding principal balance of the Mortgage Loan or such lesser amount requested by the Purchaser in the Purchaser's sole discretion.

          The Custodian agrees to indemnify and hold the Purchaser and its designee harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of such Custodial Delivery Failure. The foregoing indemnification shall survive any termination or assignment of the Custodial Agreement and the resignation or removal of the Custodian.

          Section 26.  Reliance of Custodian.
                       ---------------------

          In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

          Section 27.  Transmission of Custodial Files.
                       -------------------------------

          Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of mortgage files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Servicer to the

Custodian prior to any shipment of any mortgage files and loan document hereunder. The Servicer will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to mortgage files and loan documents as the Servicer deems appropriate. Without limiting the generality of the provisions of Section 24 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Servicer, arising out of actions of the Custodian consistent with instructions of the Servicer.

          Section 28.  Authorized Representatives.
                       --------------------------

          Each individual designated as an authorized representative of the Company, the Custodian, the Purchaser and the Servicer, respectively (an "Authorized Representative"), is authorized to give and receive notices,
--------------------------
requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Company, the Custodian, the Purchaser or the Servicer, as the case may be, and the specimen signature for each such Authorized Representative of the Company, each such Authorized Representative of the Custodian, each such Authorized Representative of the Purchaser, and each such Authorized Representative of the Servicer initially, authorized hereunder, is set forth on Exhibits 4, 5, 6 and 11 hereof,
                                                 ----------  -- -
respectively. From time to time, the Company, the Custodian, the Purchaser and the Servicer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section 28, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

          Section 29.  Reproduction of Documents.
                       -------------------------

          This Custodial Agreement and all documents relating thereto except with respect to the Custodial File, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 30.  Amendment.
                       ----------

          This Custodial Agreement may be amended from time to time by written agreement signed by the Company, the Purchaser, the Servicer and the Custodian.

Section 31.  Reserve Fund.
             ------------

          On each Closing Date, the Company shall deposit with the Custodian in immediately available funds to an account maintained with the Custodian for the benefit of and in the name of the Purchaser (the "Reserve Fund"), an amount
                                                  ------------
equal to 50 basis points (0.50%) multiplied by the aggregate outstanding principal balance of the Mortgage Loans being purchased by the Company on the related Closing Date (such amount, the "Reserve Amount"). The Purchaser shall
                                        --------------
own the Reserve Amount in its entirety and shall be entitled, in its sole discretion, to withdraw all or a portion of the Reserve Amount from the Reserve Fund at any time for any reason including, without limitation, in order to reimburse itself for any actual losses incurred by it with respect to the Mortgage Loans (other than for a breach of a representation and warranty set forth in the Seller's Warranties Agreement, for which the Purchaser's sole recourse shall be a repurchase of the related Mortgage Loan and indemnification, as provided in Section 3.03 of the Seller's Warranties Agreement or losses resulting from the Purchaser's breach of the Purchase Agreement or any other agreement between the Purchaser and the Company), or as credit enhancement in connection with any securitization or resale of all or a portion of the Mortgage Loans (such amount allocated to credit enhancement being limited to 50 basis points (0.50%) multiplied by the aggregate outstanding principal balance of the Mortgage Loans being securitized or resold), notwithstanding the termination of the Seller's Warranties Agreement in connection with such securitization. The Purchaser shall have the exclusive right to withdraw funds from the Reserve Fund and the Reserve Fund shall be a "no access" account to the Company. notwithstanding anything to the contrary set forth herein, in the event the company is required to repurchase a mortgage loan from the purchaser pursuant to section 6(c) of the purchase agreement, at the company's option either that portion of the reserve amount which relates to the repurchased mortgage loan shall be remitted by the purchaser to the company within three (3) business days following the repurchase of the mortgage loan by the company or such amount shall be offset against the repurchase price and the purchaser shall have the right to withdraw the same from the reserve fund. Upon the termination of the Seller's Warranties Agreement, all funds remaining in the Reserve Fund shall be the sole and exclusive property of the Purchaser, provided, however, that upon the payment in full or liquidation of all of the Mortgage Loans, all funds remaining in the Reserve Fund shall be remitted by the Purchaser to the Company within three (3) Business Days following receipt by the Purchaser of evidence from the Company that a payment in full or liquidation has occurred with respect to all of the Mortgage Loans. The Custodian shall invest any funds deposited in the Reserve Fund in investments as directed by the Purchaser to the Custodian in writing. All interest earned on funds deposited in the Reserve Fund shall remain in the Reserve Fund and shall be part of the Reserve Amount. The Purchaser and the Company hereby notify the Custodian of the Purchaser's security interest in the Reserve Fund and in account #21070 maintained with the Custodian.

IN WITNESS WHEREOF, the Company, the Purchaser, the Custodian and the Servicer have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                              CS FIRST BOSTON MORTGAGE CAPITAL CORP.
                              Purchaser

                              By:    _______________________________
                              Name:  _______________________________
                              Title: _______________________________

                              T.A.R. PREFERRED MORTGAGE CORPORATION
                              Company

                              By:    ___________________________________
                              Name:  ___________________________________
                              Title: ___________________________________

                              BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                              Custodian

                              By:    ___________________________________
                              Name:  ___________________________________
                              Title: ___________________________________

                              ADVANTA MORTGAGE CORP. USA
                              Servicer

                              By:    ____________________________________
                              Name:  ____________________________________
                              Title: ____________________________________

                                   EXHIBIT 1
                                   ---------

                             FORM OF TRUST RECEIPT

                                                        __________________, 1996

[To be addressed to the Purchaser]

     Original Principal Balance:

     Aggregate Outstanding Principal Balance of the Mortgage Loans:

     Loan Count:

     Re: The Custodial Agreement, dated as of August 1, 1996, among CS First Boston Mortgage Capital Corp. as the Purchaser, T.A.R. Preferred Mortgage Corporation, as the Company and Advanta Mortgage Corp. USA, as the Servicer and Bankers Trust Company of California, N.A. as the Custodian.

Ladies and Gentlemen:

          In accordance with the provisions of Section 3 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that it has received with respect to each Mortgage Loan identified on the Mortgage Loan Schedule, a Mortgage Note and an Assignment of Mortgage as described in Section 2 of the above-referenced Custodial Agreement.

          The Custodian makes no representations as to and shall not be responsible to verify: (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the accuracy of the aggregate outstanding principal balance of the Mortgage Loans which has been provided by CS First Boston Mortgage Capital Corp.

                              BANKERS TRUST COMPANY OF CALIFORNIA, N.A.


                              By:    __________________________________
                              Name:  __________________________________
                              Title: __________________________________

                                   EXHIBIT 2
                                   ---------

                          FORM OF FINAL CERTIFICATION

                                                          ______________________
                                  [No later than 30 days after the Closing Date]

[To be addressed to the Purchaser of record]

     Re: The Custodial Agreement, dated as of August 1, 1996, among CS First Boston Mortgage Capital Corp. as the Purchaser, T.A.R. Preferred Mortgage Corporation, as the Company, Advanta Mortgage Corp. USA, as the Servicer and Bankers Trust Company of California, N.A., as the Custodian.

Ladies and Gentlemen:

          In accordance with the provisions of Section 5 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Custodial Files and has determined that (i) all documents required to be delivered to it pursuant to paragraphs (a), (c), (e), (f) and (g) of Section 2 of the Custodial Agreement, and to the extent provided in the Custodial Files (b), (d), and (h) of Section 2 of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in items (1),
(2), (3), (10), (11), and (13) of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in Section 2 of the Custodial Agreement.

          The Custodian makes no representations as to and shall not be responsible to verify the: (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any of the documents contained in any Custodial File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether a binder or title insurance policy is required to be delivered pursuant to Section 2(g).

                              BANKERS TRUST COMPANY OF
                              CALIFORNIA, N.A.


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

                                   EXHIBIT 3
                                   ---------

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:  [Address]

     Re: The Custodial Agreement, dated as of August 1, 1996, among CS First Boston Mortgage Capital Corp. as the Purchaser, T.A.R. Preferred Mortgage Corporation, as the Company, Advanta Mortgage Corp. USA, as the Servicer and Bankers Trust Company of California, N.A. as the Custodian.

          In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Purchaser, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated. The Custodial File/documents should be sent to:

                    [Name]

                    [Company]

                    [Address]

                    [Phone]

Mortgagor's Name, Address & Zip Code:
------------------------------------

Mortgage Loan Number:
--------------------

Reason for Requesting Documents (check one)
-------------------------------

__1. Mortgage Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the Purchaser.)

__2. Mortgage Loan Repurchase Pursuant to the Servicing Agreement. (The Servicer hereby certifies that the repurchase price has been credited to the Purchaser.)

__3. Mortgage Loan Liquidated By _____________ (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Purchaser.)

__4.      Mortgage Loan in Foreclosure.

__5.      Other (explain) ____________________________

          If box 1, 2 or 3 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

          If box 4 or 5 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                              ADVANTA MORTGAGE CORP. USA


                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------
                              Date:
                                   ------------------------------------

Acknowledgment of Documents returned to the Custodian:

                              BANKERS TRUST COMPANY OF CALIFORNIA, N.A.


                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------
                              Date:
                                   ------------------------------------

                                   EXHIBIT 4
                                   ---------

                     AUTHORIZED REPRESENTATIVES OF COMPANY

NAME                            SPECIMEN SIGNATURE
----                            ------------------


___________________             ___________________________

___________________             ___________________________

___________________             ___________________________

___________________             ___________________________

___________________             ___________________________

                                   EXHIBIT 5
                                   ---------

                    AUTHORIZED REPRESENTATIVES OF PURCHASER

NAME                            SPECIMEN SIGNATURE
----                            ------------------


_______________________         _____________________________

_______________________         _____________________________

_______________________         _____________________________

_______________________         _____________________________

_______________________         _____________________________

                                   EXHIBIT 6
                                   ---------

                    AUTHORIZED REPRESENTATIVES OF CUSTODIAN

NAME                            SPECIMEN SIGNATURE
----                            ------------------


________________________        ________________________________

________________________        ________________________________

________________________        ________________________________

________________________        ________________________________

________________________        ________________________________

                                   EXHIBIT 7
                                   ---------

                             FORM OF NOTICE OF SALE
                             ----------------------


Date:     [to be sent at least one day prior to sale]

To:       Bankers Trust Company of California, N.A.

From:     CS First Boston Mortgage Capital Corp.

          (or its Successor or Assignee)

Re:       The Custodial Agreement, dated as of August 1, 1996, among CS First
Boston Mortgage Capital Corp. as the Purchaser, T.A.R. Preferred Mortgage Corporation as the Company, Advanta Mortgage Corp. USA, as the Servicer and Bankers Trust Company of California, N.A as the Custodian.

Ladies and Gentlemen:

          You are hereby notified that as of [date of sale to be inserted] (the "Transfer Date"), the undersigned has transferred and assigned to [name of subsequent purchaser to be inserted], having an address at ___________________________________, the right (including the power to convey title thereto), title and interest in and to the Mortgage Loans identified in the Mortgage Loan Schedule attached hereto as Schedule A and you are hereby instructed to [if the Custodial Agreement is to be assigned insert: hold such Mortgage Loans pursuant to the terms of the Custodial Agreement, dated as of August 1, 1996, among CS First Boston Mortgage Capital Corp. as the Purchaser, T.A.R. Preferred Mortgage Corporation, as the Company, Advanta Mortgage Corp. USA, as the Servicer and Bankers Trust Company of California, N.A as the Custodian., for the sole and exclusive benefit of [name of subsequent purchaser to be inserted] subject to the terms hereof, by which [name of subsequent purchaser to be inserted] agrees to be bound] [if the related Custodial Files are to be released insert: release the Custodial Files with respect to such Mortgage Loans to [the subsequent purchaser] upon the direction of [the Purchaser] on the Transfer Date].

          This notification may be revoked by [Purchaser] by written notice to the Custodian at any time prior to the transfer of ownership of the referenced Mortgage Loans to [name of subsequent purchaser].

                              CS FIRST BOSTON MORTGAGE CAPITAL CORP.
                              (or its Successor or Assignee)

                              By: ________________________________

                              Name: [to be signed by an authorized
                              representative]

                              Title: _______________________________


Acknowledged & Agreed:

[Subsequent Purchaser]

By:  _______________________
Name:
Title:

                                   EXHIBIT 8
                                   ---------

                  FORM OF OPINION OF COUNSEL OF THE CUSTODIAN

                                     (Date)

CS First Boston Mortgage Capital Corp.
Park Avenue Plaza
55 East 52nd Street
New York, New York 10055
Ladies and Gentlemen:

          [We] [I] have acted as counsel to Bankers Trust Company of California, N.A. (the "Custodian"), in connection with the execution and delivery of the
           ---------
Custodial Agreement, dated as of August 1, 1996 (the "Agreement"), among T.A.R.
                                                      ---------
Preferred Mortgage Corporation (the "Seller"), Advanta Mortgage Corp. USA, you,
                                     ------
and the Custodian with respect to the Mortgage Loans delivered by the Seller as to which the Custodian named herein is to act as custodian.

          [We] [I] have reviewed the Agreement and such other matters as we have deemed appropriate in order to deliver the opinions contained herein.

          Based upon the foregoing, it is [our] [my] opinion that:

          1. The Custodian is a [federally] [state] chartered commercial bank duly organized, validly existing and in good standing under the laws of the [United States] [the State of ______] with full right, power and authority to enter into, execute and deliver the Agreement.

          2. The Agreement has been duly authorized, executed and delivered by the Custodian and constitutes the legal, valid and binding agreement of and enforceable against the Custodian in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided under the Agreement.

          This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.


                                    Very truly yours,

                                   EXHIBIT 9
                                   ---------

                             MORTGAGE LOAN SCHEDULE

                                   EXHIBIT 10
                                   ----------

                          FORM OF LOST NOTE AFFIDAVIT

STATE OF CALIFORNIA
                    ) SS:
COUNTY OF ORANGE

__________________________ being first duly sworn, deposes and says:

          1. That he is an __________________ of Bankers Trust Company of California, N.A. ("Bankers Trust"), which was the custodian of the mortgage loan documents for mortgage loan number _______________ as provided by


          2. That the original of the related note (the "Note") appears to have been lost, mislaid or misfiled by Bankers Trust;

          3. That the records of Bankers Trust do not show that such Note was ever released, paid off, satisfied, assigned, transferred, pledged or hypothecated and that such note has been either lost, mislaid, or misfiled by Bankers Trust;

          4. That Bankers Trust is aware that ____________________, to which the above mentioned mortgage loan is to be assigned, relies upon the statements made herein as to such Note having been lost, mislaid or misfiled by Bankers Trust and never having been released, paid off, satisfied, assigned, transferred, pledged or hypothecated;

          5. In the event that Bankers Trust should ever locate said mortgage Note, Bankers Trust agrees to provide said Note to ___________________ and _______________ agrees to return this Lost Note to Bankers Trust;

          6. Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee, and (ii) the Mortgage or Deed of Trust [strike one] which secures the Note, which Mortgage or Deed of Trust is recorded at ___________________

          7. Bankers Trust shall (a) shall indemnify and hold harmless [INVESTOR], its successors, and assigns, against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of unavailability of any Notes.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on behalf of Bankers Trust Company of California, N.A., this _____ day of ____________, 19__.

                              BANKERS TRUST COMPANY
                              OF CALIFORNIA, N.A.

                              By:   _____________________
                              Name: _____________________



STATE OF CALIFORNIA
County of Orange

          On this _________ day of _______________________, 199_,
_____________________ personally came before me And is known to me to be the individual described in, and who executed, the foregoing instrument, and he/she acknowledged to me that he/she executed the same.



_____________________________________      Notary Public, State of California

                                                         (No.__________)

                                           Qualified in ___________ County
                                           Term expires ____________ 19 __


Notary Seal

                                   EXHIBIT 11
                                   ----------

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER

NAME                            SPECIMEN SIGNATURE
----                            ------------------


___________________             ________________________________

___________________             ________________________________

___________________             ________________________________

___________________             ________________________________

___________________             ________________________________

                                   EXHIBIT 12
                                   ----------

                    CONFIRMATION OF RECEIPT OF RESERVE FUNDS


To:___________________

     Re: The Custodial Agreement, dated as of August 1, 1996, among CS First Boston Mortgage Capital Corp. as the Purchaser, T.A.R. Preferred Mortgage Corporation, as the Company, Advanta Mortgage Corp. USA, as the Servicer and Bankers Trust Company of California, N.A. as the Custodian.

          In connection with the above-referenced Custodial Agreement, Custodian hereby confirms that with respect to the Closing Date of _________, the Custodian has received an amount equal to $______________, and has deposited same in the Reserve Fund.


                                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.



                                    By:    ____________________________
                                    Name:  ____________________________
                                    Title: ____________________________
                                    Date:  ____________________________